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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 or 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  February 7, 1997



                         NRG Generating (U.S.) Inc.
             (Exact name of Registrant as Specified in Charter)



          Delaware                1-9208                 59-2076187
      (State or other        (Commission File           (IRS Employer
      jurisdiction of             Number)          Identification Number)
       incorporation)

                               -------------

  1221 Nicollet Mall, Minneapolis, Minnesota      55403
  (Address of principal executive offices)      (Zip Code)


  Registrant's telephone number, including area code (612) 373-5300


  (Former name or former address, if changed since last report)


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ITEM 5.  Other Events.

  NRG Generating (U.S.) Inc. (the "Company") announced February 7, 1997 that net income was $1.617 million for the quarter ended December 31, 1996, or earnings per share of $0.25. For the quarter ended December 31, 1995 the Company reported a loss of $3.646 million.

  For the six months, and year ended, December 31, 1996 the Company had net income of $6.423 million, or earnings per share of $1.00. For the comparable period in 1995 a loss of $1.075 million was reported. The $1.00 includes a $0.25 extraordinary gain recorded in the September 30, 1996 quarter representing an extraordinary gain from the negotiated payment of subsidiary debt financing. The six month period results will be the annual results, as earlier in the year the Company announced that it was changing its year end to December 31. Previously the Company had a fiscal year end of June 30.

  Weighted shares outstanding for the quarter were 6.422 million compared to
3.712 million for the same period in 1995.

  The Company also announced that the Nasdaq Stock Market has approved the Company for listing on the Nasdaq SmallCap Market(SM). The Nasdaq Board of Directors has recently proposed the adoption of an alternative set of criteria for Nasdaq National Market System listing which the Company currently would satisfy. Such proposed criteria remain subject to further review, including review and approval by the Securities and Exchange Commission. If such criteria are adopted the Company intends to apply for National Market System listing and to obtain such listing as promptly as practicable.

  In addition, the Company also announced that NRG Energy, Inc. had purchased Power Operations, Inc. a wholly-owned subsidiary of the Company. Power Operations, Inc. has responsibility for operating and maintenance for the Company's Newark and Parlin cogeneration facilities.

  The Company and its subsidiaries, formerly known as O'Brien Environmental Energy, Inc. develop and own cogeneration projects which produce electricity and thermal energy for sale to industrial and commercial users and public utilities. In addition, the Company, through its subsidiaries, sells and rents power generation, cogeneration and standby/peak shaving equipment and services.

  The Company is 41.86% owned by NRG Energy, Inc., a wholly-owned subsidiary of Northern States Power Company (NYSE Ticker: NSP).

  Except for the historical information contained herein, this news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties, including the risk that the Nasdaq Listing and Hearing Review Committee may reverse or modify the above-referenced decision to approve the Company for listing on the Nasdaq SmallCap Market(SM) within 45 calendar days after such decision and that the Company may not satisfy the proposed Nasdaq National Market listing criteria, if and when such criteria are adopted, as well as other risks detailed from time to time in the Company's SEC reports, including the report on Form 10-Q for the quarter ended September 30, 1996.

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ITEM 7.  Financial Statements and Exhibits.

(a)  Financial statements of business acquired:

        Not applicable.

(b)  Pro forma financial information:

        Not applicable.

(c)  Exhibits:

            2.1 Condensed Consolidated Statements of Operations of NRG Generating (U.S.) Inc. for the quarter and six months ended December 31, 1996 and 1995.



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                                   Signatures

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NRG GENERATING (US.) INC.


                               /s/  Timothy P. Hunstad
                               By:  Timothy P. Hunstad
                               Vice President and Chief Financial Officer


Date:  February 7, 1997



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EXHIBITS FILED AS ITEM 7 TO THE FORM 8-K OF NRG GENERATING (U.S.) INC. ON
FORM 8-K DATED FEBRUARY 7, 1997.

2.1     Condensed Consolidated Statements of Operations of NRG
        Generating (U.S.) Inc. for the quarter and six months ended December 31, 1996 and 1995.




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